UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

NRG YIELD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on June 30, 2014 NRG Yield, Inc. (“NRG Yield” or the “Company”) completed its previously announced acquisition of (i) 100% of the membership interests of Natural Gas Repowering LLC, which indirectly owns the El Segundo Energy Center, a 550 MW fast-start, gas-fired facility located in Los Angeles County, California (“El Segundo Energy Center”), from NRG Gas Development Company, LLC (“NRG Gas”), (ii) 100% of the membership interests of NRG Solar Mayfair LLC, which indirectly owns TA High Desert, a 20 MW solar facility located in Los Angeles County, California (“TA High Desert”), from NRG Solar PV LLC (“NRG Solar” and, together with NRG Gas, the “Sellers”), and (iii) 100% of the membership interests of NRG Solar Kansas South Holdings LLC, which indirectly owns Kansas South, a 20 MW solar facility located in Kings County, California (“Kansas South”, together with El Segundo and TA High Desert, the “ROFO Assets”), pursuant to those certain purchase and sale agreements with the Sellers, each of which are wholly-owned subsidiaries of NRG Energy, Inc. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 7, 2014 to include the financial statements of the ROFO Assets and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited consolidated financial statements of NRG West Holdings LLC (the direct subsidiary of Natural Gas Repowering LLC) and its subsidiaries as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013, and the unaudited consolidated financial statements of NRG West Holdings LLC and its subsidiaries as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 are attached to this Form 8-K/A as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

The audited financial statements of NRG Solar Kansas South LLC for the period from May 13, 2013 (acquisition) to December 31, 2013, and the unaudited financial statements of NRG Solar Kansas South LLC as of March 31, 2014 and for the three months ended March 31, 2014 are attached to this Form 8-K/A as Exhibits 99.3 and 99.4, and are incorporated herein by reference.

The audited financial statements of TA High Desert, LLC for the period from March 28, 2013 (acquisition) to December 31, 2013, and the unaudited financial statements of TA High Desert, LLC as of March 31, 2014 and for the three months ended March 31, 2014, are attached to this Form 8-K/A as Exhibits 99.5 and 99.6, and are incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to the Company’s acquisition of the ROFO Assets are attached as Exhibit 99.7 to this Form 8-K/A and are incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

23.2	Consent of KPMG LLP.

23.3	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of NRG West Holdings LLC and its subsidiaries as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013.

99.2	Unaudited consolidated financial statements of NRG West Holdings LLC and its subsidiaries as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.

99.3	Audited financial statements of NRG Solar Kansas South LLC for the period from May 13, 2013 (acquisition) to December 31, 2013.

99.4	Unaudited financial statements of NRG Solar Kansas South LLC as of March 31, 2014 and for the three months ended March 31, 2014.

99.5	Audited financial statements of TA High Desert, LLC for the period from March 28, 2013 (acquisition) to December 31, 2013.

99.6	Unaudited financial statements of TA High Desert as of March 31, 2014 and for the three months ended March 31, 2014.

99.7	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year in the period ended December 31, 2013 and the quarterly period ended March 31, 2014.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: July 18, 2014